Exhibit 10.56

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DEALER AGREEMENT

A separate Dealer Agreement must be completed for each Legal Entity Dealer wishes to include on the Autobytel Program(s).

This is a Dealer Agreement (“Agreement”) effective as of the date signed by dealer below (the “Effective Date”) between (legal name) _____  (“Dealer”), a ☐ Corporation, ☐ LLC, ☐ Partnership, ☐ LLP, ☐ Sole Proprietor, ☐ Other _____ under the laws of the state of _____, and doing business as (DBA) _____,  and, as indicated below,  Autobytel Inc., a Delaware corporation, Autoweb.com, Inc., a Delaware corporation, and/or A.I.N. Corporation d.b.a. CarSmart.com, each with their principal place of business located at 18872 MacArthur Blvd., Irvine, California 92612.

The undersigned hereby represent that they are authorized on behalf of their respective entity to enter into this Agreement, and that each entity is in good standing under the laws of the state of its incorporation or in which it is otherwise formed or licensed.

In consideration of the mutual promises and other good and valuable consideration set forth in this Agreement, the Standard Provisions and the attached Exhibits incorporated herein by reference, the parties agree as follows:

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☐	1. Autobytel.com Program:
	(Please complete Exhibit 1)	Dealer Signature

☐	2. Pre-Owned Cyberstore Program:
	(Please complete Exhibit 1)	Dealer Signature

☐	3. Dealer Appointments Program
	(Please complete Exhibit 1)	Dealer Signature

☐	4: Training Program:
	(Please complete Exhibit 4)	Dealer Signature

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☐	1. Autoweb.com Program:
	(Please complete Exhibit 2)	Dealer Signature

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☐	1. CarSmart.com Program:
		(Please complete Exhibit 3)	Dealer Signature

	☐	Autobytel Inc.
	☐	Autoweb.com, Inc.
	☐	A.I.N. Corporation	Dealer

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

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AUTOBYTEL INC./AUTOWEB.COM, INC. /A.I.N. CORPORATION
(INDIVIDUALLY AND COLLECTIVELY, AS APPLICABLE, “WE,” “OUR,” OR “US”)
DEALER AGREEMENT STANDARD PROVISIONS

I.        Our Obligations
   A.   General.          In order to support the portion of the services selected by Dealer and offered by Autobytel Inc., Autoweb.com, Inc., and/or A.I.N. Corporation d.b.a. CarSmart.com, as applicable (the “Program” or “Programs”), which connect potential consumers with Dealer for the purpose of purchasing a new or pre-owned vehicle, We agree to provide the following:
     1.  Website.          A website designed to market the services offered under each Program to Dealer and to potential vehicle consumers, provide information to potential consumers to help them make more informed choices in the purchase of a vehicle, and to provide information as to services such as financing, insurance and such other services that may be included in each Program from time to time.
     2.  Systems.          We will maintain, either directly or through an authorized provider, the necessary computer hardware, software and electronic communication systems (“Systems”) to enable the Systems to receive and transmit data necessary to support the Programs. Such Systems will support the services We offer to both Dealer and consumers. In the event of a dispute regarding the actual delivery of consumer requests, Systems records shall be deemed conclusive. Such Systems may be altered, upgraded or enhanced by Us from time to time in Our sole discretion. During the Term, We hereby grant Dealer a non-exclusive, revocable, non-transferable license to access and use such portions of our proprietary Systems. As an express condition of this license to use Our proprietary Systems, Dealer is prohibited from reselling, loaning or otherwise sharing such Systems or divulging any related confidential information including, but not limited to, passwords or instructional manuals. We will supply Dealer with the specifications and other requirements and/or restrictions related to the use of the applicable Program and Systems.  Dealer shall not, and shall not permit any third party to, modify, reverse-engineer, decompile, disassemble, reverse compile, create derivative works of or attempt to derive the source code of the Programs or Systems.
     3.  Technical Support.          We agree to use reasonable efforts to supply limited technical support to Dealer during Our regular business hours as published from time to time (Pacific Time) to assist Dealer and Dealer’s personnel in using the services offered under the applicable Program(s).
     4.  Consumer Support.          As part of Our ongoing commitment to consumer satisfaction, We will use reasonable efforts to provide consumers with assistance and support during Our regular business hours (Pacific Time) by means of a toll-free telephone number, online communication, facsimile or such other methods as are reasonably available to Us. We will notify Dealer of any consumer complaints, comments, or questions that relate to Dealer. We reserve the right to revise Our consumer support standards to comply with applicable laws or to address changes in the business climate. We will notify Dealer of any such revisions.
     5.  Transmission of Data.          We will use reasonable efforts to provide prompt transmission of data to Dealer and consumers. We shall not be liable for any loss of data, delays, or errors in transmitting data or any loss of business due to electrical power source failure, telephone transmission failure, internet failure, criminal or terrorist acts of others, Natural Disasters, acts of God, or any other conditions beyond our control.
   B.   Consumer Requests.          We agree to use commercially reasonable efforts to provide to Dealer certain consumer requests from consumers originating from the www.autobytel.com, www.autoweb.com, or www.carsmart.com websites, as applicable. In the event of Dealer’s breach of this Agreement and until such breach is cured, We may reroute consumer requests, service requests or other inquiries, to the nearest qualified enrolled dealer without prior notice to Dealer. We reserve the right to suspend delivery of consumer requests or terminate this Agreement in the event that a payment due to any Autobytel Entity remains unpaid three (3) business days after Dealer has been notified of such non-payment.  For purposes of this Agreement, “Autobytel Entity” shall mean Autobytel Inc., Autoweb.com, Inc., or A.I.N. Corporation d.b.a. CarSmart.com.
   C.   Database Support for Pre-Owned Vehicle Sales.          If to enroll in the Autobytel Pre-Owned CyberStore® Program, We a database permitting Dealer to electronically publish images of retail quality pre-owned vehicles. Consumers will be search the database for vehicles by make and/or model and other Inquiries from interested consumers will be routed to dealers appropriate vehicle in the database. The terms and conditions the Autobytel Pre-Owned Cyberstore Program are http://extranet.autobytel.com/dealers/, which may be amended by sole discretion upon thirty (30) days notice to Dealer.
   D.   Dealer Appointments Program .          If Dealer elects to enroll in Appointments Program, We, or our authorized vendor, will telephonic appointment scheduling services to Dealer in connection consumer requests described in Section I(B) hereof (an Consumer”), as follows:
     1.  use commercially reasonable efforts to contact all Consumers for the purpose of scheduling appointment dates and such consumers to visit Dealer.
     2.  make not less than six (6) telephonic attempts to contact Interested Consumer and use reasonable efforts to make the first contact not more than fifteen (15) minutes following Our receipt Interested Consumer request.  We shall either schedule appointment with the Interested Consumer or complete six (6) schedule such appointment, whichever comes first, within three (3) days of our receipt of an Interested Consumer request.  Dealer information received by Us from an Interested Consumer will delivered to Dealer until the earliest to occur of either the scheduling Dealer appointment, or once six (6) telephonic attempts have been contact such Interested Consumer.  In the event We are unable an Interested Consumer, Dealer shall remain obligated to contact Interested Consumer in accordance with this Agreement.
     3.  We will provide Dealer with access to weekly reports services performed including, without limitation, number of Consumer requests submitted, number of appointments general calling status information.
   E.   Training:  If Dealer elects to enroll in the Dealer Training will provide the following services to Dealer:
     1.  In-dealership training for Dealer’s employees at any of franchises (as indicated by Dealer), which may include, among other training for our products sold to Dealer (a minimum of two (2) days products) and general sales consulting;
     2.  Training manuals, workbooks and other training materials;
     3.  Dealer will be notified in writing at least ten (10) business days the scheduled in-dealership training date(s);
     4.  We will confirm the scheduled dealership training date(s) by facsimile message to Dealer at the telephone or facsimile number herein at least five (5) business days prior to the scheduled date;
     5.  Training will be provided by our qualified personnel or consu
   F.   Changes in Programs and Services.          We reserve the add or delete programs or services as part of our continued of the Programs. We will give Dealer thirty (30) days notice of changes and any fee increases or decreases related thereto Dealer Agreement Standard Provisions are http://extranet.autobytel.com/dealers and may be amended by time in our sole discretion.
   G.   Title to System, Trademarks.          To the extent permitted the goodwill associated with any and all intellectual services to be provided under this Agreement are proprietary to title thereto remains in Us. All applicable rights to patents, trademarks, trade secrets, and any other intellectual property the Programs or Systems now and in the future, belong Us. Any and all of Our trademarks and service marks associated Us are and shall forever remain the exclusive property of Autobytel Autoweb.com, Inc., and/or A.I.N. Corporation d.b.a. CarSmart applicable. Upon our written consent during the Term of this Dealer is permitted to use our applicable trademarks and service for inclusion on business cards, and media advertisements communicate Dealer’s association with Us. This authority to use our

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patented systems , name, logo, and other trademarks or service marks is revocable by Us at any time.  We reserve the right, in our sole discretion, to revoke Dealer’s permission as to future use.
   H.   Warranty Limitation.          WE DO NOT GUARANTEE OR WARRANT THE PERFORMANCE OF THE SERVICES OR PROGRAMS PROVIDED HEREUNDER. INCLUDING, BUT NOT LIMITED TO, THE NUMBER OF CONSUMER REQUESTS OR VEHICLE SALES/LEASES DEALER MAY RECEIVE AND/OR CONSUMMATE UNDER THE APPLICABLE PROGRAM, IF ANY. THE DEALER APPOINTMENT SERVICES ARE PROVIDED AS-IS AND WE DO NOT GUARANTEE OR WARRANT THE PERFORMANCE OF THOSE SERVICES PROVIDED HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE NUMBER OF CUSTOMERS THAT WILL BE SUCCESSFULLY CONTACTED TO SCHEDULE AN APPOINTMENT OR THAT ANY SUCH CUSTOMERS WILL ATTEND ANY SCHEDULED APPOINTMENT. TRAINING IS PROVIDED AS-IS AND WE DO NOT GUARANTEE OR WARRANT THE PERFORMANCE OF THOSE TRAINING SERVICES PROVIDED HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE SUCCESS RATE OF DEALER IN CLOSING SALES AFTER TRAINING. DEALER SPECIFICALLY WAIVES ALL WARRANTIES, EXPRESS, STATUTORY, OR IMPLIED, ARISING OUT OF OR IN CONNECTION WITH THE SERVICES OR PROGRAMS TO BE PROVIDED BY US HEREUNDER. SPECIFICALLY EXCLUDED ARE ALL WARRANTIES, EXPRESS, STATUTORY, OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT, TITLE, OR FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL WE BE LIABLE FOR ANY LOSS OF BUSINESS PROFITS OR DATA OR FOR ANY CONSEQUENTIAL, INCIDENTAL, EXEMPLARY, PUNITIVE OR SIMILAR DAMAGES OR FOR ANY THIRD-PARTY CLAIMS OR DAMAGES, EVEN IF ADVISED OF THE POSSIBILITY OFSUCHDAMAGES.
II.      Dealer Obligations.
   A.   General.          Dealer agrees to the following:
     1.  Management Involvement.          Dealer’s Principal and General Manager will actively participate in the application, implementation, and operation of the Program(s) within the dealership.
     2.  Dedicated Personnel.          Dealer will, for each franchise enrolled in the Program(s), dedicate at least one (1) key employee to be responsible for the new vehicle  Program and, where possible, at least one (1) additional key employee to be responsible for the Autobytel Pre-Owned CyberStore Program, if Dealer enrolls in that Program. Each such dedicated person will be empowered to act as a liaison between Us and Dealer. Each person shall be referred to as “Autobytel Manager.” Dealer promises to notify Us in writing within ten (10) days of the termination or resignation of a Program Manager and with the identity of the newly designated Program Manager.
     3.  Systems. Dealer agrees to provide dedicated access to an IBM compatible personal computer with Internet access and related equipment that meets or exceeds the minimum specifications We publish from time to time. Upon request, Dealer shall provide Us with written assurances regarding Dealer’s compliance with this provision.
     4.  Designated Work Area.          Dealer shall set aside and designate a work area within the dealership wherein each Program Manager may perform his/her duties under this Agreement. In addition to the personal computer outlined above, Dealer shall provide a dedicated workstation that, at a minimum, contains a desk, a compatible printer, telephone, and other office supplies and equipment as may be necessary to receive and properly implement at the dealership, the services contemplated by this Agreement.
     5.  Services Free to Consumer.          The services We offer are free of charge to a consumer. Dealer and its employee/agents are expressly prohibited from representing to any consumer, in any manner, either orally or in writing, the existence of any charge or fee to be paid by reason of the consumer’s use of Our services.
     6.  Participation in Future Programs.          Dealer agrees to reasonably participate in our program offerings, including any programs or services developed in the future so long as Dealer is enrolled in the Program(s), unless We expressly state that such programs are optional.
   B.   Start-Up Training.          Dealer will ensure that an Program Manager will attend at least one (1) phone training session offered by Us prior to activating the Program(s). Dealer understands that We will not forward consumer requests under this Agreement until such time as the initial phone training session for an Program Manager has been completed.  Dealer must at all times have at least one (1) trained Program Manager in order to continue receiving consumer requests.
   C.   Consumer Service Standards.
     1.  Dealer shall contact one hundred percent (100%) of the consumers submitting consumer requests or service requests routed to Dealer by the most expeditious means possible within one (1) business day of Dealer’s receipt of such request, confirming receipt of such request, and
     2.  Dealer shall at the same time, but in no event more than two (2) business days following receipt of such request, disclose all of the following:
a) the Program Manager’s name and contact phone number;
b) the availability of the vehicle including any requested options;

c)     the confirmed price that Dealer will sell or lease the vehicle to the consumer, including the Website advertised price, if any, all additional options requested, pre-delivery inspection fees, destination fees and/or advertising costs or charges not otherwise included in the vehicle price;

d) all relevant financing terms and conditions which may apply to the purchase or lease transaction requested; and
e) all other terms, costs and conditions required by law to be disclosed to prospective purchasers
     3.  Dealer represents and warrants that all such information, including the price, that Dealer provides to a consumer shall be truthful and be binding on Dealer for a period of seven (7) days after its transmittal, provided the identified vehicle still remains available for sale. If Dealer relied on a manufacturer-sponsored program when quoting the pricing, terms, incentives or availability of vehicles, the time period in which the Dealer information must be truthful shall coincide with the termination date of the manufacturer’s program or seven (7) days, whichever is less.  In the case of a service-related request, Dealer shall respond truthfully with all information reasonably requested by the consumer.
   D.   Pre-Owned Vehicle Sales.          Dealer’s election to sell pre-owned vehicles through the Autobytel Pre-Owned CyberStore Program and Dealer’s participation shall be governed by the Autobytel Pre-Owned CyberStore Program rules which are located at  http://extranet.autobytel.com/dealers.
   E.   Performance Standards.          Dealer agrees to maintain a satisfactory performance rating as measured by the standards and/or formulas We publish from time to time to dealers.
III.    Fees and Costs.
   A.   Dealer agrees to pay Us the sums listed in the Fees section of the attached Dealer Agreement(s) and any addendums and/or amendments thereto.
   B.   Except where otherwise informed by our technical support staff at the time services are requested, technical support service is included in Dealer’s monthly fees. As some services require substantial time and effort to complete, We reserve the right to institute supplemental charges for some services.
   C.   All fees are due and payable upon receipt of invoice.  ABT reserves the right to suspend all services under this Agreement if any payment to any Autobytel Entity is past due until such account is brought current. Our invoices will be deemed to be correct and acceptable to Dealer, and Dealer’s obligation to pay the invoiced amounts shall become absolute and unconditional and not subject to any offset, defense or counterclaim, unless Dealer advises Us of any disputed items within thirty (30) days of their receipt.
   D.   We, in our sole discretion, may change the amount, structure, method and/or basis of the fee at any time during the term of this Agreement. Any changes shall be effective upon thirty (30) days written notice to Dealer and shall not require an affirmative response or any further action by the parties.
   E.   Each party is solely responsible for paying all taxes (local, state and federal) imposed as a result of its activities under this Agreement.
   F.   Each party hereto is responsible for all of its internal costs, if any, associated with implementation and operation of the Program(s).
IV.    Term and Termination.
   A.   This Agreement shall be for six (6) months (the “Term”) from the Effective Date, unless terminated sooner or extended in accordance with these Standard Provisions. This Agreement shall automatically renew for additional Terms, unless thirty (30) days prior to the expiration of any Term, either party provides notice of election not to renew.
   B.   Either party may terminate this Agreement immediately for any breach of this Agreement by the other party that is not cured within ten (10) days after receipt of written notice of the breach from the non-breaching party.
   C.   We may terminate this Agreement:
     1.  immediately upon finding of Dealer’s violation of state or federal law or conviction for such violation;
     2.  immediately upon Dealer’s sale or transfer of all or substantially all of its dealership assets and change of control or management;
     3.  immediately upon loss of franchise, revocation, termination, suspension, or other invalidation of Dealer’s license;
     4.  immediately if an order of liquidation or petition for bankruptcy is entered or filed against Dealer and not stayed;
     5.  immediately upon failure to pay any past due amounts after having received written notice of such past due amounts; or
     6.  without cause, upon thirty (30) days written notice to Dealer.

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   D.   Under any of the circumstances above, except breach of this Agreement by Us, Dealer shall remain responsible for all fees due and payable up through the effective date of the termination or as otherwise dictated by the terms of this Agreement or applicable law.
   E.   Upon termination or expiration of this Agreement, Dealer shall immediately discontinue all use of the Systems and our trademarks and service marks, and shall immediately return all such materials to Us.
V.      Indemnification.          Dealer will defend, indemnify and hold harmless Us and each of Our parent company, affiliate companies, officers, directors, employees an agents against and in respect of any and all loss, debt, liability, damage, obligation, claim, demand, judgment or settlement of any nature or kind, known or unknown, liquidated or unliquidated, including Us without limitation all reasonable costs and expenses incurred (legal, I. accounting or otherwise) (collectively, “Damages”) arising out of, resulting a from Dealer’s negligence or wrongful conduct or based upon any claim, action or proceeding by any third party alleging facts or circumstances which, if true, would constitute a breach of the representations and warranties made but by Dealer.  In all events, We shall, in Our sole discretion, have the right to participate in the defense of any such action through counsel of Our own         J choosing at Our sole and separate expense.
VI.     General Provisions.
   A.   Notices.          Any notices required to be given in connection with be this Agreement by either party shall be in writing signed by a duly be authorized agent and shall be deemed given by any of the following means: (1) in person; (2) by certified mail, return receipt requested and deemed effective three days after the date of mailing; (3) by facsimile in which shall be deemed received on the day sent when a confirming notice from the sending facsimile machine has been generated; or (4) by overnight delivery service or courier, which shall be deemed received on  the day of physical delivery as evidenced by courier receipt. All notices  shall be directed to the most current address or facsimile number for  each party as listed in this Agreement or as revised in accordance with  the notice procedures set forth herein.
   B.   No Implied Waivers.          The failure of either party at any time to  require performance by the other party of any provision of this  Agreement or to exercise any right provided for herein, shall in no way  affect the right of such party to require such performance or exercise  such right at any time thereafter. No waiver by either party of a breach of  any provision herein shall constitute a waiver of any subsequent breach,  or a waiver of the provision itself.
   C.   Independent Contractor Relationship.          The relationship  created by this Agreement between Us and Dealer is intended to be and  shall for all purposes hereunder be considered that of an independent  contractor. Nothing contained in this Agreement shall be construed as  intending, creating or constituting a franchise, partnership, agency,  fiduciary, or joint venture relationship between Us and Dealer.
    D.   Controlling Agreement.          This Agreement and all attachments or  amendments hereto supersede any and all agreements, oral or written,  between the parties, and contains all of the representations, covenants,  and understandings between the parties with respect to services  described in this Agreement. Each party to this Agreement  acknowledges that no representations, inducements, promises, or  agreements, oral or otherwise, have been made by any party, or anyone  acting on behalf of any party, which are not contained in this Agreement,  any attachments and/or amendments hereto. No other agreement(s),  statement(s), or promise(s) shall be valid or binding.
   E.   Modifications and Amendments.          Except where otherwise set  forth in this Agreement, all modifications or amendments to this  Agreement shall be in writing and signed by both Parties hereto.
   F.   Assignment.          This Agreement and the rights and duties  hereunder, shall not be assignable by Dealer, except upon written  consent of Us. This Agreement and the rights and duties hereunder shall  be assignable by Us without restriction.
   G.   Severability.          If any provision of this Agreement shall be held to  be invalid, illegal or unenforceable, such determination shall in no way  alter or impair the validity, legality, and enforceability of the remaining  provisions of this Agreement which shall continue in full force and  effect.
   H.   Confidentiality.          Each of the parties hereto, on behalf of  itself and its employees, agrees to keep all non-public information gained  as a result of the business dealings contemplated in this Agreement  confidential. Each party may, however, use such confidential information for its internal use only to further its performance under this Agreement. Dealer understands and agrees that the sale or unauthorized use or disclosure of any trade secrets or other confidential information, including but not limited to, private information provided by consumer request or other communication constitutes theft and will greatly damage Us and is prohibited. Dealer shall not impart our proprietary information to any person or entity other than Dealer’s key employee(s) without our prior written consent. We reserve the right to transmit pertinent vehicle information to consumers making inquiries concerning the terms of purchase and financing or leasing of motor vehicles. Notwithstanding the foregoing, if either party is required to produce any such information by order of any government agency, court of competent jurisdiction, or other regulatory body, it may, upon not less than five (5) days written notice to the other party, release the required information. Unless We agree in writing, Dealer is prohibited from issuing any press release(s) or making any public announcement(s) regarding its business relationship with Us or our services or programs provided to Dealer.
   I.   Attorney Fees and Costs.          In the event any action shall be instituted to resolve a dispute between the parties regarding this Agreement or to enforce the terms of this Agreement, the prevailing party in such action shall be entitled to recover reasonable attorneys fees and costs incurred. As used in this section, the word “action” includes, but is not limited to, any act requiring legal counsel involvement up to and including a formal litigation filed in a court of competent jurisdiction.
   J.   Good Faith, Governing Law and Jurisdiction.          Each party will at all times contemplated herein, act in good faith and in accordance with all applicable local, state and federal laws. This Agreement shall in all respects be governed by the laws of the State of California applicable to contracts to be performed wholly within California and without reference to conflicts of laws principles. Any dispute that arises under or relates to this Agreement (whether contract, tort or both) commenced by either party shall be resolved in state or federal court in Orange County, California, and the parties expressly waive any right they may otherwise have to cause any such action or proceeding to be brought or tried elsewhere.

Dealer Initial _______

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EXHIBIT 1

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1.

Market Area.          Dealer is hereby assigned an exclusive Market Area (“MA”) (except in Texas where exclusive MA’s are prohibited and are accordingly, not exclusive) for each new vehicle franchise that Dealer has enrolled in the Autobytel Inc. (“ABT”) Program under this Agreement. The description of each MA is set forth in the Market Area Description attached as Exhibit 1-A. ABT retains sole and complete authority to define or adjust Dealer’s MA, based on market conditions, Dealer’s performance, and such other factors as ABT, in its sole discretion, deems relevant. ABT will provide Dealer with not less than thirty (30) days written notice of any change to Dealer’s MA. ABT shall not be liable for any unforeseen/unnoticed changes to Dealer’s MA which may result from factors such as, but not limited to, changes in U.S. Postal Service zip code alterations, until ABT receives actual notice of such changes and amends Dealer’s MA accordingly.

2.	Fees.
A.

Services:	Monthly Fees:	Initial Fees:

Start-up Fee		$

Systems	$

ABT Pre-Owned CyberStore ®	$

Franchise:	$

Franchise:	$

Franchise:	$

Franchise:	$

Franchise:	$

Franchise:	$

TOTAL FEES:	$	$

☐ Dealer Appointments(Please check one of the following):
☐ Dealer shall pay ABT ($) for each Interested Consumer that ABT attempts to contact in accordance with the terms of the Dealer Appointment Program.
☐ Dealer shall pay ABT an amount equal to thirty-five percent (35%), per month, of the Total Monthly Fees due and payable to ABT by Dealer pursuant to this Section 2.

B. CyberStore Flex Fees only

ABT Pre-Owned CyberStore ®	$ Per consumer request

$

ABT Pre-Owned CyberStore® Program Information (If participating) Cyber ID #
1.	Dealer will post vehicles as:				☐	Certified	☐	Non-Certified	☐	BOTH
2.	Please select from one (1) of the following 3 options:

☐	OPTION A: Upload Dealer inventory through one of the following companies:
	☐	AutoBase	☐	AutoMark		☐	Dealer Specialties	☐	Kelley KARPOWER	☐	Rolling Maronie
Other (Provide company name, contact & phone number): _____

☐	OPTION B: Upload Dealer inventory through one of the following Mainframes:
	☐	ADP	☐	EDS	☐	Reynolds & Reynolds		☐	UCS
Mainframe’s Modem Phone Number (MUST COMPLETE): ( )_____
Mainframe Login (i.e. Hon-A or Store #): _____ Confidential Password (case-sensitive): _____

☐	OPTION C: ☐ Dealer will forward data to ABT as specified in the ABT Pre-Owned CyberStore® Program Rules, a copy of which is attached hereto as Exhibit 1-B and incorporated herein by reference.

By my signature below and on the Dealer Agreement, I attest the above information is true and correct and I am authorized to sign this Exhibit on behalf of the dealership named below.
Dealer Legal Name:

By:

Name:

(Print)

Title:

(Print)

Date:

DG# _____	Region Name: _____

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EXHIBIT 2

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1.

Market Area.     Dealer is hereby assigned a Market Area (“MA”) for each new vehicle franchise that Dealer has enrolled in the Autoweb.com, Inc. (“Autoweb”) Program under this Agreement. The description of each MA is set forth on the attached Exhibit 2-A. Autoweb retains sole and complete authority to define or adjust Dealer’s MA, based on market conditions, Dealer’s performance, and such other factors as Autoweb, in its sole discretion, deems relevant. Autoweb will provide Dealer with not less than thirty (30) days written notice of any change to Dealer’s MA. Autoweb shall not be liable for any unforeseen/unnoticed changes to Dealer’s MA which may result from factors such as, but not limited to, changes in U.S. Postal Service zip code alterations, until Autoweb receives actual notice of such changes and amends Dealer’s MA accordingly.

2.	Fees. Please select one (1) of the following two options:

☐ A.     Flex (Not Available in Certain States).     Dealer agrees to pay Autoweb for each consumer request submitted by Autoweb to Dealer regarding a new vehicle as follows for the franchises listed below (The estimated number of consumer requests per month are solely for convenience and are not a minimum and do not limit the amount of consumer requests that may, or may not, be submitted to Dealer):

Franchise	$ Per consumer request	Est. # consumer requests/Month

$

$

$

$

$

$

Prior to the bill being sent to you Autoweb agrees to credit you for any consumer requests that are not Qualified consumer requests.  A Qualified consumer request is a consumer request that is delivered to you and that has a name and a valid telephone number or email address. We will also credit you for any duplicate consumer requests (“Duplicate Consumer Requests”).  A Duplicate Consumer Request is a second consumer request from a consumer originating from the Autoweb.com website and received from the same person for the same vehicle within seventy-two (72) hours. Dealer agrees to email to the Autoweb Regional Account Manager once a month before the 30th of the month in which the consumer request was delivered a list of each consumer request that Dealer contends is not a Qualified consumer request with the following information: the consumer request Number, the name of the consumer submitting the consumer request, and the reason for requesting it to be removed from Dealer’s billing.  You understand and agree that a consumer

☐	B. Flat.

Services:	Monthly Fees:	Initial Fees:

Start-up Fee		$

Systems	$

Franchise:	$

Franchise:	$

Franchise:	$

Franchise:	$

Franchise:	$

Franchise:	$

Franchise:	$

Franchise:	$

Franchise:	$

TOTAL FEES:	$	$

By my signature below and on the Dealer Agreement, I attest the above information is true and correct and I am authorized to sign this Exhibit on behalf of the dealership named below.

Dealer Legal Name:

By:

Name:

(Print)

Title:

(Print)

Date:

DG# _____Region Name: _____

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EXHIBIT 2-A
Market Area Description
(Please Check One (1) of the Following)

DBA Name:

Legal Dealer Name:

Franchise:

Aweb Dealer ID No.:

Aweb Dealer Group ID No.:

Contract ID No.:

☐  MARKET AREA DESCRIPTION
(Radius)
(New Vehicle Services Only)

The Market Area for each Franchise below shall include consumer requests received within the Radius distance from the Center Zip Code listed as follows:

FRANCHISE	CENTER ZIP CODE	RADIUS

MARKET AREA DESCRIPTION
(Zip Codes)
(New Vehicle Services Only)

The Market Area shall consist of the following zip codes:

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EXHIBIT 3

1.

Market Area.     Dealer is hereby assigned an exclusive Market Area (“MA”) (except in Texas where exclusive MA’s are prohibited and are accordingly, not exclusive)for each new vehicle franchise that Dealer has enrolled in the A.I.N. Corporation d.b.a. CarSmart.com (“CarSmart”) Program under this Agreement. The description of each MA is set forth in the Market Area Description attached as Exhibit 3-A. CarSmart retains sole and complete authority to define or adjust Dealer’s MA, based on market conditions, Dealer’s performance, and such other factors as CarSmart, in its sole discretion, deems relevant. CarSmart will provide Dealer with not less than thirty (30) days written notice of any change to Dealer’s MA. CarSmart shall not be liable for any unforeseen/unnoticed changes to Dealer’s MA which may result from factors such as, but not limited to, changes in U.S. Postal Service zip code alterations, until CarSmart receives actual notice of such changes and amends Dealer’s MA accordingly.

2.	Fees. Please select one (1) of the following two options:

       ☐   A.     Flex (Not Available in Certain States).     Dealer agrees to pay CarSmart for each consumer request submitted by CarSmart to Dealer regarding a new vehicle as follows for the franchises listed below (The estimated number of consumer requests per month are solely for convenience and are not a minimum and do not limit the amount of consumer requests that may, or may not, be submitted to Dealer):

Franchise	$ Per consumer request	Est. # consumer requests/Month

$

$

$

$

$

$

Prior to the bill being sent to you CarSmart agrees to credit you for any consumer requests that are not Qualified consumer requests.  A Qualified consumer request is a consumer request that is delivered to you and that has a name and a valid telephone number or email address. We will also credit you for any duplicate consumer requests (“Duplicate Consumer Requests”).  A Duplicate Consumer Request is a second consumer request from a consumer originating from the CarSmart.com website and received from the same person for the same vehicle within seventy-two (72) hours. Dealer agrees to email to the CarSmart Regional Account Manager once a month before the 30th of the month in which the consumer request was delivered a list of each consumer request that Dealer contends is not a Qualified consumer request with the following information: the consumer request Number, the name of the consumer submitting the consumer request, and the reason for requesting it to be removed from Dealer’s billing.   You understand and agree that a consumer request is an expression of interest on the part of a consumer and that it does not necessarily lead to a sale of a vehicle.

☐ B. Flat.

Services:	Monthly Fees:	Initial Fees:

Start-up Fee		$

Systems	$

Franchise:	$

Franchise:	$

Franchise:	$

Franchise:	$

Franchise:	$

Franchise:	$

Franchise:	$

Franchise:	$

Franchise:	$

TOTAL FEES:	$	$

By my signature below and on the Dealer Agreement, I attest the above information is true and correct and I am authorized to sign this Exhibit on behalf of the dealership named below.

Dealer Legal Name:     ________

By:

Name:

(Print)

Title:

(Print)

Date:

DG# _____Region Name: _____

1

VOID IF ALTERED

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EXHIBIT 4
Training Program

                       ☐  Training:  Dealer shall pay Autobytel Inc. $ ______ per day for the number of training days selected by Dealer as follows:

                                       ☐  1 day       ☐  2 days       ☐  4 days       ☐    6  days       ☐  8 days       ☐  ______days

Such fees shall be invoiced and payable monthly as follows:

       ☐  for all training completed in such month; or

       ☐  $___________ per month for________ months.

By my signature below and on the Dealer Agreement, I attest the above information is true and correct and I am authorized to sign this Exhibit on behalf of the dealership named below.

Dealer Legal Name:  _____

By:
Name:
Title:
Date:

DG# _______       Region Name: _______

VOID IF ALTERED

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ABT Pre-Owned CyberStore®Program

ABT Obligations:

ABT will provide a marketing program targeted at consumers interested in purchasing pre-owned vehicles.  ABT will establish a database permitting Dealer to electronically publish details of retail quality pre-owned vehicles.  Consumers will be able to search the database for vehicles by make and  model and other criteria.  Inquiries from interested consumers (“Purchase Requests”) will be routed to dealers having the appropriate vehicle in the database.

Dealer Obligations:

1.  Vehicle Pricing:  Dealer may provide posted prices and vehicle information for display on the ABT Pre-Owned CyberStore website.  Dealer shall have sole discretion in setting vehicle prices.  However, Dealer agrees to price vehicles competitively for the market area in which Dealer is located and to honor those prices as required by law.  Dealer assumes all responsibility for educating Dealer staff and sales personnel as to the amount and duration of the advertised prices.  Dealer, and not ABT, shall be solely responsible for the quality and accuracy of such information.

2.   General Pre-Owned CyberStore Service Terms & Conditions:  The Pre-Owned CyberStore is a web-based service featuring a collection of dealer offered, retail quality, pre-owned vehicles. Dealer may post an unlimited number of vehicles on the Pre-Owned CyberStore web site.  The Dealer must own each vehicle.  Consignment vehicles are prohibited.  All information posted for a vehicle must be accurate and based on facts known to the Dealer. Vehicles may be posted with or without digital images. Vehicles that do not meet the Pre-Owned CyberStore certification standards set forth below must be posted on the website as a non-certified vehicle.  All vehicles regardless of certification status must meet state emissions and safety standards and have clear title prior to being offered for sale.  It is Dealer’s responsibility to disclose any mechanical or cosmetic damage or defect in the vehicle known to Dealer or any employee of Dealer at the time of posting until sold.  It is Dealer’s responsibility to disclose the existence of a warranty or lack of a warranty as required by state and federal laws.  Dealer is responsible for withdrawing the advertisement as required by state and federal law but in no event more than 48 hours following sale of the vehicle.

3.  Non-Certified Pre-Owned CyberStore Vehicle Standards:  A “non-certified” vehicle shall mean a Dealer offered, retail quality, pre-owned vehicle that is offered without express warranty, return, refund or exchange options. Dealer, NOT ABT, is responsible for each vehicle as to meeting all applicable state and federal emissions and safety standards prior to its sale. Dealer may post any retail quality vehicle owned by the Dealer, regardless of model year or mileage.  No consignment vehicle shall be posted. Prior rental history, dealer demo history, frame damage, salvaged vehicles history, stolen-recovered history, flood damage, and any material cosmetic or safety and non-safety related mechanical damage, defect or irregularity shall be clearly disclosed within the posted description of the vehicle.  Dealer, in its sole discretion, may offer a limited warranty for any such vehicle or, in the alternative, offer a vehicle, without warranty, AS-IS. It is Dealer’s sole responsibility to provide the consumer with all state and federal law required disclosures applicable to the type of warranty, if any, Dealer provides on a particular vehicle.

4. (a).  Certified Pre-Owned CyberStore Vehicle Standards:  A “certified” vehicle shall mean a Dealer offered, retail quality, pre-owned vehicle that is offered with an express warranty, written return, refund or exchange option. Dealer, NOT ABT, shall certify each vehicle as meeting all applicable local, state and federal emissions and safety standards. To qualify for a listing as a certified vehicle under this program, however, Dealer represents to ABT and to the general public that the vehicle offered has been mechanically inspected in accordance with customary and commercially reasonable standards for the market in which Dealer is located, and carries a manufacturer pre-owned vehicle certification or exhibits all of the following key qualifications:

A)	Under 75,000 miles
B)	Has undergone a complete diagnostic inspection and repairs as necessary
C)	Less than 7 years old (current model year plus 6)
D)	No salvage titles
E)	No evidence of frame damage
F)	No evidence of flood or water damage
G)	No inoperative odometers
H)	No odometer roll backs
I)	No Lemon Law re-sales
J)	No failed-emission tests as defined by applicable state and/or federal laws
K)	No safety problems as defined by applicable state and/or federal laws.

(b).  Limited Warranty:  Dealer will establish and offer a limited warranty (“warranty”) on all certified vehicles offered through the Pre-Owned CyberStore.  Offering vehicles as certified through the Pre-Owned CyberStore on an “as-is” or “implied warranty only” basis is specifically prohibited.  The warranty coverage shall be in addition to any implied warranties prescribed by the laws of the state in which Dealer is located.  In all cases, Dealer’s limited warranty offering shall not be less favorable to the consumer than the law of the jurisdiction

VOID IF ALTERED

where Dealer is located, and as a minimum will be for a duration of not less than three (3) months or 3,000 miles, whichever occurs first.  The minimum warranty terms shall, at a minimum, cover internally lubricated engine, transmission and differential parts, emissions and safety components required by law as well as any additional vehicle systems Dealer specifically promises to cover in its warranty documentation. Dealer will provide each consumer at the time of purchase a written document that explains in detail, the terms and conditions of Dealer’s warranty on the vehicle being purchased or leased.  Dealer will indemnify ABT for any third-party claims arising under any warranty.  Nothing in this section shall be interpreted as preventing Dealer from purchasing independent warranty coverage from a legitimate third party provider as long as the terms and conditions shall meet or exceed the minimum requirements set forth herein and on the ABT Pre-Owned CyberStore Website.

(c).  Vehicle Return Policy:  Except where expressly prohibited by law, Dealer shall offer, in writing, a return policy on all certified vehicles.  This policy shall allow a consumer to return a vehicle to Dealer within 72 hours or 300 miles, whichever occurs first, for either a refund of purchase monies or for a reasonably comparable vehicle exchange, at Dealer’s discretion.  The consumer shall be responsible for any additional sales/use tax or licensing fees incurred as a result of an exchange.  In the event the original vehicle is returned damaged, Dealer may refuse the return or, in the alternative, collect from consumer that amount that Dealer can prove was actually expended to repair the vehicle, where permitted by state law.  Any tax or licensing charges as a result of withholding these funds shall be the sole responsibility of Dealer and not ABT.  Dealer will provide each consumer the name and phone number of the Dealer employee to contact to exercise the exchange option.  Dealer will facilitate the consumer’s exercise of the option to return the vehicle in good faith, and will use reasonable efforts to maximize the consumer’s satisfaction with the exchange experience.

5.  Out of Area Repairs:  Dealer will participate in the emergency repair system established by ABT as a Repairing Dealer (as defined below).  Nothing in this section shall be construed to prohibit Dealer or consumer from abiding by the terms and conditions set forth in a third party provider warranty so long as terms and conditions of the warranty coverage do not fall below the minimum standards set forth under this Agreement.  Absent any third-party coverage to the contrary, during the warranty period, the emergency repair system allows a consumer of a certified vehicle who is more than 100 miles from Dealer’s repair facilities and encounters a situation where the vehicle is not operational (i.e. cannot be driven), to contact the nearest certified Pre-Owned CyberStore Dealer (the “Repairing Dealer”) and have the Repairing Dealer perform any warranted service or repair.  The Repairing Dealer or the consumer must contact the Dealer prior to any repairs being performed and obtain authorization to repair the vehicle from the Dealer.  For covered items other than those that disabled the vehicle, the owner should return to the Dealer.  In the interest of consumer satisfaction and improved inter-Dealer relations, when acceptable, independent third-party warranty coverage is not available to the consumer, the resulting repair charges should be calculated on a negotiated basis between the involved dealers but, in no event, shall such costs to the Dealer exceed an internal basis of “cost plus 25%” for parts and labor in all states, except for those states with higher mandates, in which states the applicable law will govern.  In the event of a “major” repair (i.e. engine or transmission), the Dealer will have the option of providing alternate transportation to the consumer, retrieving the affected vehicle, and repairing the vehicle at the Dealer’s service location.

6(a).  Digital Images:  Dealer may publish an unlimited number of pre-owned vehicle images on the Pre-Owned CyberStore. Digital images are not required for vehicles submitted to the Pre-Owned CyberStore but are highly recommended for all listings. Dealer shall provide a digital camera of the make and type compatible with ABT’s computerized image-uploading characteristics. Dealer shall produce such images in accordance with the specifications and guidelines set forth herein. Placement of images of new vehicles on the Pre-Owned CyberStore is strictly prohibited.

(b).  Digital: Image Specifications and Guidelines:  All vehicle images provided by Dealer shall: (i) contain the vehicle as the sole subject matter of the image, and shall not contain any people, images of people, graphics, photos, artwork, overlays, signs, numbers, banners, balloons or any form of visual advertisement, or any other image that would have the effect of distracting from the vehicle; (ii) be side or angular photographs; and (iii) be true and correct images of the vehicle, without retouching, modification, manipulation, or enhancement.  ABT reserves the right to eliminate, without prior notice to Dealer, any vehicle image from the Pre-Owned CyberStore that does not meet the above criteria.

Dealer Initial: __________